UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

MOSAIC SEGMENT REALIGNMENT

This report should be read in conjunction with The Mosaic Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, including the Management’s Discussion and Analysis of Results of Operations and Financial Condition and the consolidated financial statements and accompanying notes.
On March 13, 2015, The Mosaic Company (“Mosaic”, and individually or in any combination with its consolidated subsidiaries, “we”, “us”, “our”, or the “Company”) announced that it was realigning its business segments (the “Realignment”) to more clearly reflect the Company’s evolving business model. Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of Mosaic’s announcement regarding the Realignment.
Our business segments are determined by management based upon factors such as products and services, production processes, technologies, market dynamics, and for which segment financial information is readily available for our chief operating decision maker. As part of the Realignment, our international distribution activities, which had previously been reported in our Phosphates business segment, are being moved into a separate International Distribution segment, as this is how our chief operating decision maker began viewing and evaluating our operations during the first quarter. The Corporate and Other segment will now include inter-segment eliminations, mark-to-market gains/losses on derivatives that had previously been reported in our Phosphates and Potash business segments, debt expenses, and our legacy Argentina and Chile results.
The tables below provide certain performance data for our reportable segments for each of the eight quarters through the quarter ended December 31, 2014, adjusted to reflect the Realignment.  The recasting of previously issued financial information does not represent a restatement of previously issued financial statements. The information contained in this Form 8-K is being furnished in order to provide the financial community with historical financial data that is presented on a basis consistent with the Company’s new reporting structure. Beginning with the quarter ending March 31, 2015, the Company’s financial statements will reflect the new reporting structure with prior periods adjusted accordingly.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Consolidated data (in millions, except per share)
Diluted net earnings per share(a)	$0.89	$1.01	$0.29	$0.30	$0.54	$0.64	$0.54	$0.97
Diluted weighted average # of shares outstanding(b)	427.2	427.2	427.1	415.5	379.6	376.2	375.9	372.0
Total Net Sales	$2,312	$2,619	$1,909	$2,182	$1,986	$2,440	$2,251	$2,379
Gross Margin	$642	$665	$387	$322	$412	$521	$415	$579
As % of Sales	28%	25%	20%	15%	21%	21%	18%	24%
SG&A	92	116	94	91	120	88	84	91
Consolidated Foreign Currency Gain/(Loss)	17	22	(30)	25	43	(39)	27	47
Effective Tax Rate(c)	26%	23%	(6)%	51%	(1)%	25%	27%	7%
Net Income	$380	$430	$124	$129	$218	$248	$202	$361
As % of Sales	16%	16%	7%	6%	11%	10%	9%	15%
EBITDA(d)
Potash	$392	$451	$155	$173	$257	$281	$158	$316
Phosphate	271	267	136	143	221	309	275	239
International Distribution	(8)	19	38	12	10	18	32	24
Corporate and Other(e)	(7)	(38)	(16)	23	(50)	(13)	(2)	(14)
Consolidated EBITDA(d)	$648	$699	$313	$351	$438	$595	$463	$565
Total Debt	$1,081	$1,033	$1,027	$3,032	$3,051	$3,026	$3,816	$3,833
Cash & cash equivalents	3,511	3,916	3,339	5,293	2,491	2,367	2,971	2,375
Net debt	$(2,430)	$(2,883)	$(2,312)	$(2,261)	$560	$659	$845	$1,458
Cash flow from operations	$579	$982	$(45)	$503	$627	$796	$489	$382
Cash flow from investments	(378)	(381)	(466)	(370)	(1,634)	(360)	(158)	(586)
Cash flow from financing	(85)	(152)	(89)	1,842	(1,770)	(575)	323	(319)
Effect of exchange rate changes on cash	(10)	(45)	23	(20)	(25)	15	(50)	(73)
Net cash flow	$106	$404	$(577)	$1,955	$(2,802)	$(124)	$604	$(596)
Cash dividends paid	$(106)	$(107)	$(107)	$(107)	$(100)	$(95)	$(94)	$(94)
Operating Earnings
Potash	$313	$362	$69	$89	$170	$189	$69	$229
Phosphates	201	191	61	64	146	219	188	135
International Distribution	(10)	17	36	10	8	16	30	22
Corporate and Other(e)	(13)	(44)	(22)	16	(57)	(21)	(10)	(21)
Consolidated Operating Earnings	$491	$526	$144	$179	$267	$403	$277	$365
Segment data (in millions, except per tonne)
Phosphates
Sales volumes ('000 tonnes)(f)(g)	2,065	2,077	1,754	2,395	2,051	2,637	2,176	2,392
Realized average DAP price/tonne(h)	$486	$476	$436	$370	$413	$465	$463	$447
Revenue	$1,143	$1,182	$893	$1,072	$959	$1,333	$1,133	$1,212
Segment Gross Margin	$252	$257	$129	$134	$200	$271	$236	$231
As % of Sales	22%	22%	14%	13%	21%	20%	21%	19%
Potash
Sales volumes ('000 tonnes)(g)	2,007	2,448	1,380	1,862	2,355	2,500	1,808	2,309
Realized average MOP price/tonne(h)	$376	$366	$342	$303	$267	$267	$291	$295
Revenue	$825	$974	$523	$652	$733	$762	$593	$763
Segment Gross Margin	$404	$405	$162	$135	$216	$226	$154	$327
As % of Sales	49%	42%	31%	21%	29%	30%	26%	43%
International Distribution
Sales volumes ('000 tonnes)	792	1,102	1,282	1,133	870	1,185	1,398	1,113
Realized average Blend price/tonne(h)	$557	$557	$504	$455	$449	$454	$469	$427
Revenue	$456	$615	$665	$549	$393	$542	$684	$516
Segment Gross Margin	$6	$36	$50	$29	$22	$34	$51	$41
As % of Sales	1%	6%	8%	5%	6%	6%	7%	8%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$440	$480	$279	$470	$515	$447	$396	$494
International	385	494	244	182	218	315	197	269
Net Sales	$825	$974	$523	$652	$733	$762	$593	$763
Cost of Goods Sold	421	569	361	517	517	536	439	436
Gross Margin	$404	$405	$162	$135	$216	$226	$154	$327
As % of Sales	49%	42%	31%	21%	29%	30%	26%	43%
Freight included in revenue & cost of goods sold (in millions)(i)	$44	$51	$28	$61	$73	$57	$51	$69
Net sales less freight	$781	$923	$495	$591	$660	$705	$542	$694
Cost of Goods Sold less freight	$377	$518	$333	$456	$444	$479	$388	$367
Resources Taxes	$32	$67	$31	$57	$30	$45	$46	$48
Royalties	15	14	11	9	6	7	6	8
Total Resources Taxes & Royalties	$47	$81	$42	$66	$36	$52	$52	$56
Gross Margin (excluding Resources Taxes & Royalties)(j)	$451	$486	$204	$201	$252	$278	$206	$383
As % of Sales	55%	50%	39%	31%	34%	36%	35%	50%
Segment Operating Earnings	$313	$362	$69	$89	$170	$189	$69	$229
Depreciation, Depletion and Amortization	79	89	86	84	87	92	89	87
EBITDA(d)	$392	$451	$155	$173	$257	$281	$158	$316
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$32	$67	$31	$57	$30	$45	$46	$48
Royalties	15	14	11	9	6	7	6	8
Brine Inflow Expenses	53	51	48	50	44	46	44	47
Depreciation, Depletion and Amortization	79	89	86	84	87	92	89	87
Total	$179	$221	$176	$200	$167	$190	$185	$190
Operating Data
Sales volumes ('000 tonnes)
Crop Nutrients North America(g)	705	804	417	933	1,111	873	691	964
Crop Nutrients International(g)	1,134	1,468	781	744	1,065	1,427	919	1,228
Non-Agricultural	168	176	182	185	179	200	198	117
Total(g)	2,007	2,448	1,380	1,862	2,355	2,500	1,808	2,309
Production Volumes ('000 tonnes)
Production Volume	2,197	2,161	1,957	1,741	1,871	2,044	1,666	2,584
Operating Rate(k)	83%	81%	73%	65%	70%	76%	62%	91%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(h)(l)	$426	$415	$364	$332	$300	$308	$344	$355
MOP - International(h)	$327	$326	$294	$225	$209	$225	$232	$239
MOP - Average(h)	$376	$366	$342	$303	$267	$267	$291	$295
Brine inflow cost/production tonne	$24	$24	$25	$29	$24	$23	$26	$18
MOP cash cost/sales tonne	$125	$142	$149	$164	$136	$134	$137	$97
EBITDA(d)/sales tonne(m)	$195	$184	$112	$93	$109	$112	$87	$137
Potash CAPEX (in millions)	$235	$216	$199	$197	$144	$94	$92	$141

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$549	$589	$417	$721	$559	$725	$636	$714
International	594	593	476	351	400	608	497	498
Net Sales	$1,143	$1,182	$893	$1,072	$959	$1,333	$1,133	$1,212
Cost of Goods Sold	891	925	764	938	759	1,062	897	981
Gross Margin	$252	$257	$129	$134	$200	$271	$236	$231
As % of Sales	22%	22%	14%	13%	21%	20%	21%	19%
Freight included in revenue & cost of goods sold (in millions)	$75	$90	$74	$112	$81	$100	$88	$103
Net sales less freight	$1,068	$1,092	$819	$960	$878	$1,233	$1,045	$1,109
Cost of Goods Sold less freight	$816	$835	$690	$826	$678	$962	$809	$878
PhosChem sales of other member	$14	$46	$15	$23	$—	$—	$—	$—
Segment Operating Earnings	$201	$191	$61	$64	$146	$219	$188	$135
Depreciation, Depletion and Amortization	69	71	72	75	79	93	91	97
Equity Earnings (Loss)	1	5	3	4	(4)	(3)	(4)	7
EBITDA(d)	$271	$267	$136	$143	$221	$309	$275	$239
Operating Data
Sales volumes ('000 tonnes)
North America - DAP/MAP	638	682	515	1,116	747	948	805	837
International - DAP/MAP(e)(g)	866	795	687	577	650	1,040	878	882
MicroEssentials®(g)	430	459	407	541	510	481	357	502
Feed and Other	131	141	145	161	144	168	136	171
Total(f)	2,065	2,077	1,754	2,395	2,051	2,637	2,176	2,392
Production Volumes ('000 tonnes)
Total tonnes produced(n)	2,038	2,049	2,123	1,960	1,971	2,458	2,480	2,364
Operating Rate	84%	84%	88%	81%	79%	84%	85%	81%
Realized prices ($/tonne)
DAP (FOB plant)(f)	$486	$476	$436	$370	$413	$465	$463	$447
Realized costs ($/tonne)
Ammonia (tonne)(o)	$550	$517	$486	$422	$374	$473	$508	$544
Sulfur (long ton)(p)	$178	$169	$167	$123	$96	$128	$148	$154
Blended rock	$64	$64	$58	$62	$64	$68	$60	$58
Average Market prices ($/tonne)
Ammonia (tonne)(q)	$644	$578	$489	$467	$455	$557	$547	$625
Sulfur (long ton)(r)	$153	$153	$111	$77	$104	$131	$135	$131
Natural Gas(s)	$3.5	$4.0	$3.6	$3.9	$4.7	$4.6	$4.0	$3.9
Full production conversion cost/production tonne	$79	$76	$76	$81	$89	$87	$82	$90
EBITDA(d)/sales tonne(m)	$131	$129	$78	$60	$108	$117	$126	$100
Phosphates CAPEX (in millions)	$98	$127	$114	$135	$116	$104	$85	$98

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$456	$615	$665	$549	$393	$542	$684	$516
Cost of Goods Sold	450	579	615	520	371	508	633	475
Gross Margin	$6	$36	$50	$29	$22	$34	$51	$41
As % of Sales	1%	6%	8%	5%	6%	6%	7%	8%
Per tonne	$8	$33	$39	$26	$25	$29	$36	$37
SG&A and Other Operating Expenses	$16	$19	$14	$19	$14	$18	$21	$19
Segment Operating Earnings	$(10)	$17	$36	$10	$8	$16	$30	$22
Depreciation, Depletion and Amortization	2	2	2	2	2	2	2	2
EBITDA(d)	$(8)	$19	$38	$12	$10	$18	$32	$24
Operating Data
Sales volumes ('000 tonnes)
Total	792	1,102	1,282	1,133	870	1,185	1,398	1,113
Realized prices ($/tonne)
Blends (FOB destination)	$557	$557	$504	$455	$449	$454	$469	$427
Purchases ('000 tonnes)
DAP/MAP from Mosaic	83	127	220	212	93	290	331	214
MicroEssentials® from Mosaic	106	124	161	131	147	168	83	56
Potash from Mosaic/Canpotex	216	377	205	340	269	484	261	334
International Distribution CAPEX (in millions)	$1	$12	$6	$8	$8	$11	$7	$9
Working Capital (in millions)(t)	$56	$(51)	$103	$87	$38	$(35)	$43	$170
EBITDA(d)/sales tonne(m)	$(10)	$17	$30	$11	$11	$15	$23	$22

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(112)	$(152)	$(172)	$(91)	$(99)	$(197)	$(159)	$(112)
Cost of Goods Sold	(92)	(119)	(218)	(115)	(73)	(187)	(133)	(92)
Gross Margin (loss)	$(20)	$(33)	$46	$24	$(26)	$(10)	$(26)	$(20)
Elimination of profit in inventory (income) loss included in COGS	$6	$8	$(30)	$(30)	$9	$29	$(3)	$(18)
Unrealized (gain) loss on derivatives included in COGS	$2	$19	$(24)	$3	$4	$(26)	$23	$31
Segment Operating Earnings	$(13)	$(44)	$(22)	$16	$(57)	$(21)	$(10)	$(21)
Depreciation, Depletion and Amortization	5	6	6	6	6	7	8	7
Equity Earnings (Loss)	1	—	—	1	1	1	—	—
EBITDA(d)	$(7)	$(38)	$(16)	$23	$(50)	$(13)	$(2)	$(14)

Footnotes

(a)	Diluted earnings per share has been previously published in our Form 10-Q reports and quarterly performance data. It is not impacted by the change in operating segments.

(b)	Since Q4 2013, diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligations.

(c)
Includes a discrete income tax benefit of approximately $45 million in Q3 2013, $63 million in Q1 2014, $14 million in Q2 2014, $29 million in Q3 2014, $100 million in Q4 2014 and a discrete income tax expense of approximately $104 million in Q4 2013.

(d)
The Company defines EBITDA as operating earnings plus depreciation, depletion and amortization plus equity earnings in nonconsolidated companies. EBITDA is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). A reconciliation of EBITDA to the nearest comparable GAAP measure and an explanation of why we include EBITDA appear below under "Non-GAAP Reconciliation".

(e)	Includes elimination of intersegment sales.

(f)
Excludes tonnes sold by PhosChem for its other member. Effective December 31, 2013, we and PhosChem's other member each assumed responsibility for PhosChem's former activities as they related to our respective products. We subsequently dissolved PhosChem.

(g)	Sales volumes include intersegment sales.

(h)	FOB Plant, sales to unrelated parties.

(i)	Includes inbound freight, outbound freight and warehousing costs on domestic MOP sales.

(j)
The Company has presented gross margin excluding Canadian resource taxes and royalties (“CRT”) for Potash which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Gross margin excluding CRT provides a measure that we believe enhances the reader’s ability to compare our gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that the Company's presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing the Company’s financial performance against competitors. Because not all companies use identical calculations, investors should consider that the Company's calculation may not be comparable to other similarly titled measures presented by other companies. Gross margin excluding CRT, should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(k)	Q4 2014 operating rate includes an additional 600 thousand metric tonnes of annual capacity from our Colonsay expansion.

(l)	This price excludes industrial and feed sales.

(m)	Calculated as EBITDA divided by sales tonnes.

(n)	Includes crop nutrient dry concentrates and animal feed ingredients.

(o)	Amounts are representative of our average ammonia costs in cost of goods sold.

(p)	Amounts are representative of our average sulfur cost in cost of goods sold.

(q)	Three point quarterly average (Fertecon).

(r)	Three point quarterly average (Green Markets).

(s)	Three point quarterly average (NYMEX).

(t)	Calculated as current assets less cash and liabilities for the International Distribution segment.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Reconciliation
EBITDA is provided to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures.  EBITDA should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance.  Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.  A reconciliation of net income to EBITDA is included below.

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Potash EBITDA(d)	$392	$451	$155	$173	$257	$281	$158	$316
Phosphates EBITDA(d)	271	267	136	143	221	309	275	239
ID EBITDA(d)	(8)	19	38	12	10	18	32	24
Corporate EBITDA(d)	(7)	(38)	(16)	23	(50)	(13)	(2)	(14)
Consolidated EBITDA(d)	$648	$699	$313	$351	$438	$595	$463	$565
Consolidated Foreign Currency Gain/(Loss)	17	22	(30)	25	43	(39)	27	47
Consolidated Gain (Loss) in Value of Share Repurchase Agreement	—	—	—	73	(60)	(5)	5	—
Consolidated Interest Income/(Expense)	4	—	2	(12)	(27)	(25)	(25)	(31)
Consolidated Depreciation, Depletion & Amortization	155	168	166	167	174	194	190	193
Consolidated Non-Controlling Interest	—	—	1	1	—	—	1	1
Consolidated Provision from/(Benefit for)Income Taxes	134	126	(6)	131	(3)	83	78	27
Consolidated Other Income (Expense)	—	3	—	(9)	(5)	(1)	1	1
Consolidated Net Income	$380	$430	$124	$129	$218	$248	$202	$361

Furnished herewith as Exhibit 99.2 and incorporated by reference herein is a copy of a presentation entitled “Segment Reporting Changes March 2015,” which provides additional information regarding the Realignment and updated first quarter and full year guidance for 2015 reflecting the Realignment.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Reference is made to the Exhibit Index hereto with respect to the exhibits furnished herewith. The exhibits listed in the Exhibit Index hereto are being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: March 13, 2015	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 13, 2015, of The Mosaic Company regarding the realignment of its business segments.

99.2	Presentation entitled "Segment Reporting Changes March 2015"